Risk management and financial instruments (Restated)	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments (Restated)
Risk management and financial instruments (Restated)

The majority of our gross earnings from the Company's drilling rigs are receivable in U.S. dollars and the majority of the Company's other transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. The Company, however, has operations and assets in countries with currency other than U.S. dollars and incurs expenditures in other currencies, causing its results from operations to be affected by fluctuations in currency exchange rates, on primarily NOK denominated debt. The Company is also exposed to changes in interest rates on floating interest rate debt. There is thus a risk that currency and interest rate fluctuations will have a positive or negative effect on the value of the Company’s cash flows.

Interest rate risk management
The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps. The Company's objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are generally placed in fixed deposits with reputable financial institutions, yielding higher returns than are available on overnight deposits in banks. Such deposits generally have short-term maturities, in order to provide the Company with flexibility to meet all requirements for working capital and capital investments. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure.

Interest rate swap agreements not qualified as hedge accounting
As at December 31, 2016, the Company had interest rate swap agreements with an outstanding principal amount of $900 million (December 31, 2015: $1,300 million), including one contract of $200 million which was entered into in February 2014 with forward start in March 2016. Certain of these interest rate swaps are forward starting swaps as disclosed below. The agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under “(Loss)/gain from derivative financial instruments”. The total fair value of the interest rate swaps outstanding at December 31, 2016 amounted to a gross and net liability of $10.9 million and an asset of $1.4 million (December 31, 2015 restated: liability $21.9 million and asset $1.5 million). The Company did not enter into any other new swap agreements, nor change any existing swap agreements, during the year ended December 31, 2015.

The Company’s interest rate swap agreements as of December 31, 2016 were as follows:

Outstanding principal	Receive rate	Pay rate	Length of contract
(In millions of U.S. dollars)
100	3 month LIBOR	2.74%	May 2012 - May 2017
200	3 month LIBOR	2.57%	June 2012 - June 2017
100	3 month LIBOR	2.56%	June 2012 - June 2017
100	3 month LIBOR	2.17%	Aug 2012 - Aug 2017
100	3 month LIBOR	2.17%	Aug 2012 - Aug 2017
100	3 month LIBOR	1.15%	Dec 2012 - Dec 2019
200	3 month LIBOR	2.92%	Mar 2016 - Mar 2021

Interest rate hedge accounting
The Ship Finance subsidiary consolidated by the Company as a VIE, SFL Linus Ltd., (refer to Note 24 "Variable Interest Entity") has entered into interest rate swap agreements in order to mitigate its exposure to variability in cash flows for future interest payments on the loan taken out to finance the acquisition of West Linus. These interest rate swaps qualify for hedge accounting and any changes in their fair value are included in "Other comprehensive income". Below is a summary of the notional amount, fixed interest rate payable and duration of the interest rate swaps.

Outstanding principal	Receive rate	Pay rate	Length of contract
(in US$ Millions)
168.2	3 month LIBOR	1.77%	Dec 2013 - Dec 2018
4.0	2 month LIBOR	2.01%	Mar 2014 - Oct 2018
4.0	1 month LIBOR	2.01%	Mar 2014 - Nov 2018

The total fair value of the interest rate swaps outstanding at December 31, 2016 amounted to a liability of $1.1 million (December 31, 2015: a liability of $2.3 million). In the year ended December 31, 2016, the above VIE Ship Finance subsidiary has recorded fair value gains on interest rate swaps of $1.2 million (December 31, 2015: $0.2 million fair value gains or losses). Gain or loss is recorded by the VIE in "Other comprehensive income" but due to its ownership by Ship Finance this is allocated to "Non-controlling interest" in our statement of changes in equity. Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIE, and therefore North Atlantic Drilling, did not recognize any gain or loss due to hedge ineffectiveness in the consolidated financial statements during the twelve-month period ended December 31, 2016 and 2015.

Please refer to "Note 27 - Restatement of previously issued Financial Statements" for further information on the effects of the restatement.

Cross currency interest rate swaps not qualified for hedge accounting
At December 31, 2016 we had outstanding cross currency interest rate swaps with a principal amount of $174.4 million (December 31, 2015: $253.5 million). These agreements, entered into in October 2013, do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under " Gain/(loss) on derivative financial instruments." The total fair value of cross currency interest rate swaps outstanding at December 31, 2016 amounted to a liability of $59.8 million (December 31, 2015 restated: a liability $64.3 million). The fair value of the cross currency interest rate swaps is classified as other current liabilities in the Consolidated Balance Sheet.

Foreign currency risk management
The Company occasionally uses foreign currency forward contracts and other derivatives to manage its exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts do not qualify for hedge accounting treatment and are recorded in the Consolidated Balance Sheet under "Other current assets" if the contracts have a net positive fair value, and under other short-term liabilities if the contracts have a net negative fair value. As at December 31, 2016 and December 31, 2015 there were no outstanding forward contracts.

The losses on the derivatives recognized in the Consolidated Statement of Operations for the period were as follows:

(In millions of U.S. dollars)	Years ended December 31,
	2016	2015	2014
		Restated	Restated
Interest rate swaps	(6.1)	(11.6)	(12.8)
Ship Finance Linus interest rate swaps	(2.1)	(3.1)	(3.9)
Cross currency interest rate swap agreements	(1.4)	(17.9)	(39.3)
Foreign currency agreements	(0.3)	(3.0)	(13.7)
Total loss on derivatives	(9.9)	(35.6)	(69.7)

Fair values
The carrying value and estimated fair value of the Company’s financial instruments at December 31, 2016 and December 31, 2015 are as follows:

	December 31, 2016		December 31, 2015
(In millions of U.S. dollars)	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents	68.7	68.7	150.9	150.9
Restricted cash	5.2	5.2	6.5	6.5
External Loans
Long-term interest bearing debt (including the current portion)	1,312.0	1,389.6	1,554.0	1,554.0
$600 million fixed interest bond	109.0	413.4	222.7	413.4
NOK 1,500 million floating interest bond	68.0	165.1	83.5	161.2
Related party debt
$600 million fixed interest bond - owned by related party	49.0	186.6	100.6	186.6
NOK 1,500 million floating interest bond - owned by related party	4.0	9.6	4.8	9.4
Long term fixed interest loan to related party	75.0	125.0	125.0	125.0

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level 1 input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The carrying value of cash and cash equivalents, which are highly liquid, and restricted cash, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.

The fair value of the current and long-term portion of floating rate debt is derived using the Discounted Cash Flow (DCF) model. The cost of debt of 10.2% was used to estimate the present value of the future cash flows. We have categorized this at level 2 on the fair value measurement hierarchy.

The fair value of the $600 million bond and the NOK 1,500 million are based at the price it is trading at on December 31, 2016 and December 31, 2015. The Company has categorized this at level 1 on the fair value measurement hierarchy.

The fair value of the loan provided by Ship Finance to SFL Linus Ltd is estimated using the DCF model. The cost of debt of 10.2% was used to estimate the present value of the future cash flows. The Company has categorized this at level 2 on the fair value measurement hierarchy.

Financial instruments that are measured at fair value on a recurring basis:

(In millions of U.S. dollars)		December 31, 2016		December 31, 2015
				Restated
		Fair value	Carrying value	Fair value	Carrying value
Assets
Interest rate swap - non-current assets	Level 2	1.4	1.4	1.5	1.5
Liabilities
Interest rate swaps - current liabilities	Level 2	10.9	10.9	21.8	21.8
Interest rate swaps qualified for hedge accounting - non-current liabilities	Level 2	1.1	1.1	2.3	2.3
Cross Currency swap - current liabilities	Level 2	59.8	59.8	64.4	64.4

The fair values of interest rate swaps, cross currency swaps and forward exchange contracts are calculated using well-established independent valuation techniques using the income method approach, applied to contracted cash flows and expected forecast of LIBOR and NIBOR interest rates, and counterparty credit risk assumptions as at December 31, 2016. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed credit default swap rate based on our traded debt, and recovery rate, which assumes the proportion of value recovered, given an event of default. The Company has restated the financial statements for the year ended December 31, 2015 relating to the fair value accounting principles applied under U.S. GAAP to the Company's interest rate and cross currency swap portfolio. Please see "Note 39 - Restatement of previously issued Financial Statements" for further information on the restatement. We have categorized these transactions as level 2 on the fair value measurement hierarchy.

As at December 31, 2016 and December 31, 2015 liabilities or assets related to financial and derivative instruments are presented at gross amounts and have not been presented net because we do not have the right of offset. The amounts are included in our fair value table above.

The fair value of the current and long-term portion of floating rate debt is estimated to be equal to the carrying value since it bears variable interest rates, which are reset regularly and usually in the range between every one to six months. We have categorized this at level 2 on the fair value measurement hierarchy. We have based the table above on the total carrying value of principal outstanding debt, before capitalized loan fees are deducted. Refer to Note 14 "Long term debt" for more information.

Retained Risk
a) Physical Damage Insurance
The Parent purchases hull and machinery insurance to cover for physical damage to its drilling rigs and charges the Company for the cost related to the Company’s fleet. The Company retains the risk for the deductibles relating to physical damage insurance on the Company’s rig fleet. The deductible is currently a maximum of $5 million per occurrence.

b) Loss of Hire Insurance
The Parent purchases insurance to cover for loss of revenue in the event of extensive downtime caused by physical damage to its drilling rigs, where such damage is covered under the Parent’s physical damage insurance, and charges the Company for the cost related to the Company’s fleet. The Company retains the risk related to loss of hire during the initial 60 days after the occurrence of the physical damage plus a 25% quota share on the Loss of Hire daily amount. Thereafter, insurance policies according to which the Company is compensated for loss of revenue are limited to 210 days. The Company retains the risk that the repair of physical damage takes longer than the total number of days in the loss of hire policy.

c) Protection and Indemnity Insurance
The Parent purchases protection and indemnity insurance and excess liability for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling rigs to cover claims of up to $250 million and $50 million for the excess liability policy, per event and in the aggregate.  The Company retains the risk for the deductible of up to $25,000 per occurrence relating to protection and indemnity insurance.

Credit risk
The Company has financial assets, including cash and cash equivalents, restricted cash, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose the Company to credit risk arising from possible default by the counterparty. The Company considers the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. The Company, in the normal course of business, does not demand collateral. The credit exposure of interest rate swap agreements and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is the Company’s policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.

Concentration of risk
The Company has financial assets, including cash and cash equivalents, other receivables and certain derivative instrument receivable amounts. These other assets expose the Company to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Nordea Bank Finland Plc and Danske Bank A/S. The Company considers these risks to be remote.

Revenues from the following customers accounted for more than 10% of the Company’s consolidated revenues:

Contract revenue split by client:	Year ended December 31,
	2016	2015	2014
Statoil	40%	44%	38%
Conoco Phillips	25%	18%	8%
ExxonMobil	25%	25%	13%
Total	10%	13%	12%
Shell	—%	—%	12%
KMNG	—%	—%	11%
Other	—%	—%	6%
Total	100%	100%	100%